UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2012

CEDAR REALTY TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-31817	42-1241468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 South Bayles Avenue Port Washington, New York		11050
(Address of Principal Executive Offices)		(Zip Code)

(516) 767-6492

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 29, 2012, Cedar Realty Trust, Inc. (the “Company”) and Cedar Realty Trust Partnership, L.P. entered into an At-The-Market Issuance Sales Agreement (the “Sales Agreement”) with MLV & Co. LLC (“MLV”) to sell up to 4,000,000 shares (the “Securities”) of its 7.25% Series B Cumulative Redeemable Preferred Stock (“Series B Preferred Stock”), from time to time through an “at the market” equity offering program under which MLV will act as sales agent.

Pursuant to the Sales Agreement, the Securities may be offered and sold through MLV in transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, as well as in privately negotiated transactions. The Sales Agreement provides that MLV, when MLV is acting as the Company’s agent, will be entitled to compensation of up to 2.00% of the gross sales price of the Securities sold through MLV from time to time under the Sales Agreement. We may also sell shares of Series B Preferred Stock to MLV as principal for its own account at a price agreed upon at the time of sale. The Company has no obligation to sell any of the Securities under the Sales Agreement, and may at any time suspend solicitation and offers under the Sales Agreement.

The Securities will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-179956). The Company filed a prospectus supplement, dated May 29, 2012 with the Securities and Exchange Commission in connection with the offer and sale of the Securities.

MLV and its affiliates have provided, and may in the future provide, various investment banking and advisory services to us from time to time for which they have received, and may in the future receive, customary fees and expenses. MLV previously acted as representative of the several underwriters in a public offering of 400,000 shares of our Series B Preferred Stock completed on May 22, 2012, for which MLV and the other underwriters received customary compensation.

A copy of the Sales Agreement is attached as Exhibit 1.1 to this Current Report and is incorporated by reference herein.

On May 29, 2012 Stroock & Stroock & Lavan LLP rendered their opinions as to the validity of the Series B Preferred Stock to be issued and sold from time to time pursuant to the Sales Agreement and a tax opinion, copies of which are filed as Exhibits 5.1 and 8.1 hereto, respectively, which opinions are incorporated herein by reference.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 29, 2012, the Company filed Articles Supplementary with the Maryland State Department of Assessments and Taxation (the “Department”) classifying an additional 5,000,000 shares of the Company’s authorized preferred stock as additional shares of Series B Preferred Stock. The reclassification increases the number of authorized shares classified as Series B Preferred Stock from 400,000 shares immediately prior to the reclassification to 5,400,000 shares immediately after the reclassification. A copy of the Articles Supplementary is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference. In addition, Cedar Realty Trust Partnership, L.P. amended its Agreement of Limited Partnership to permit the issuance of additional 7.25% Series B Cumulative Redeemable Preferred Partnership Units (the “Series B Preferred Partnership Units”) and to authorize the issuance of the Series B Preferred Partnership Units to its general partner, from time to time. A copy of Amendment No. 6 to the Agreement of Limited Partnership of Cedar Realty Trust Partnership, L.P. is filed as Exhibit 3.2 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
1.1	At-The-Market Issuance Sales Agreement dated May 29, 2012, by and among Cedar Realty Trust, Inc., Cedar Realty Trust Partnership, L.P. and MLV & Co. LLC

3.1	Articles Supplementary to Articles of Incorporation of the Company

3.2	Amendment No. 6 to Agreement of Limited Partnership of Cedar Realty Trust Partnership, L.P.

5.1	Opinion of Stroock & Stroock & Lavan LLP with respect to validity of the Series B Preferred Stock

8.1	Opinion of Stroock & Stroock & Lavan LLP with respect to tax matters

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2012

CEDAR REALTY TRUST, INC.

By:	/s/ Bruce J. Schanzer
Bruce J. Schanzer
President and CEO

Exhibit Index

Exhibit Number	Description
1.1	At-The-Market Issuance Sales Agreement dated May 29, 2012, by and among Cedar Realty Trust, Inc., Cedar Realty Trust Partnership, L.P. and MLV & Co. LLC

3.1	Articles Supplementary to Articles of Incorporation of the Company

3.2	Amendment No. 6 to Agreement of Limited Partnership of Cedar Realty Trust Partnership, L.P.

5.1	Opinion of Stroock & Stroock & Lavan LLP with respect to validity of the Series B Preferred Stock

8.1	Opinion of Stroock & Stroock & Lavan LLP with respect to tax matters